                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06053

Morgan Stanley Insured Municipal Bond Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
         (Address of principal executive offices)                 (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Insured Municipal Bond Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.

Fund Report
For the six months ended April 30, 2006

Market Conditions

The U.S. economy navigated a number of challenges and continued to grow during the reporting period, with particular strong expansion in 2006. Although the Gulf Coast hurricanes resulted in unprecedented devastation, the negative impact on the economy was less far-reaching than many had originally anticipated. Even sharply higher energy prices failed to interrupt the positive economic momentum.

In 2006, developing weakness in the real estate sector and elevated commodity prices weighed on sentiment. Yet, strong manufacturing surveys, buoyant consumer confidence and positive employment data pointed toward steady growth in real gross domestic product. While sustained higher energy costs began to push some prices upward, headline measures of inflation remained largely stable.

Given the economy’s solid growth, the Federal Open Market Committee (the ‘‘Fed’’) continued to raise the federal funds target rate. Through four increases of 25 basis points each, the Fed brought the rate from 3.75 percent to 4.75 percent during the period. Yields on short-term municipal bonds followed the target rate and rose steadily. In contrast, the yields of long-term bonds initially declined before moving higher in April. Representative yields on 30-year AAA rated municipal bonds declined from 4.60 percent in October 2005 to a low of 4.30 percent in February, before ending the period at 4.55 percent. Accordingly, the slope of the municipal yield curve continued to flatten as the difference between short-term and long-term interest rates narrowed. In this environment, the benefits of leveraged investment strategies were less pronounced. (Leverage involves borrowing at short-term rates to purchase longer-term securities, thereby taking advantage of the differential between short- and long-term yields.)

Demand for municipal bonds strengthened among individual and institutional investors alike. Meanwhile, municipal bond supply dropped significantly as the period progressed. New issue volume continued to be robust in the final months of 2005, supporting the record pace of issuance during the calendar year (more than $400 billion). However, volume in the first four months of 2006 fell by nearly 25 percent compared to the same period in 2005. The decline was largely attributable to a slowdown in refundings, which dropped by more than 55 percent as rising interest rates discouraged municipalities from refinancing debt. Improved fiscal conditions among state and local governments also contributed to less significant borrowing needs. Bonds backed by insurance fell to under 50 percent of issuance in 2006, from nearly 60 percent in 2005. Issuers in California, Texas, New York, Florida and Illinois accounted for over 40 percent of the total underwriting volume in 2006.

Reflecting declining supply and sustained demand, municipal bonds outperformed U.S. Treasuries with comparable maturities. That said, the relative attractiveness of tax-exempt bonds ebbed somewhat, and the 30-year municipal-to-Treasury yield ratio steadily declined from 97 to 88 percent. (The municipal-to-Treasury yield ratio measures the relative attractiveness of the two sectors. The higher the ratio, the greater the attractiveness of municipal yields relative to Treasury yields.)

Performance Analysis

For the six-month period ended April 30, 2006, the net asset value (NAV) of Morgan Stanley Insured Municipal Bond Trust (IMB) decreased from $15.33 to $14.88 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.36 per share, a short-term capital gain distribution of $0.011061 per share and a long-term capital gain distribution of $0.303605 per share, the Trust’s total NAV return was 1.92 percent. IMB’s value on the New York Stock Exchange (NYSE) moved from $13.74 to $13.70 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 4.70 percent. IMB’s NYSE market price was at a 7.93 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 80,000 shares of common stock at a weighted average market discount of 8.65 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2006, declared in March, were unchanged at $0.06 per share. The dividend reflects the current level of the Trust’s net investment income. IMB’s level of undistributed net investment income was $0.072 per share on April 30, 2006, versus $0.060 per share six months earlier.1

In anticipation of continued Fed tightening and generally higher interest rates, the Trust made modest ongoing adjustments to its portfolio to reduce volatility. For example, the Trust’s interest rate sensitivity was positioned conservatively. At the end of April, the Trust’s option-adjusted duration* was 11 years. This duration strategy tempered the Trust’s total returns when rates declined, but helped total returns when rates rose.

All the long-term holdings in the Trust were either guaranteed by AAA rated insurance providers or backed by U.S. government securities. Purchases during the period included bonds with maturities in the 25- to 30-year range and defensive characteristics. Investments continued to emphasize essential service sectors such as education, transportation, and water and sewer. The Trust also favored bonds with strong in-state investor demand. Reflecting a commitment to diversification, the Trust’s net assets of approximately $92 million, including preferred shares, were invested among 13 long-term sectors and 54 credits.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust’s outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio’s cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.05 per share to common-share earnings. The Trust has one ARPS series totaling $30 million, representing 33 percent of net assets, including preferred shares as of the end of the period. The series is in a two-year auction mode with a yield of 2.45 percent expiring on July 5, 2006.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

1   Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

*   A measure of the sensitivity of a bond’s price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond’s duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline. Duration calculations are adjusted for leverage.

TOP FIVE SECTORS
Transportation	33.4%
Water & Sewer	29.1
General Obligation	18.5
Electric	14.0
Refunded	10.9

CREDIT ENHANCEMENTS
MBIA	30.4%
Ambac	25.3
FGIC	21.4
FSA	13.4
XLCA	4.7
U.S. Gov’t Backed	3.6
AGC	1.2

Data as of April 30, 2006. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for credit enhancements are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Distribution by Maturity
(% of Long-Term Portfolio) As of April 30, 2006

Weighted Average Maturity: 19 Years(a)

(a)	Where applicable maturities reflect mandatory tenders, puts and call dates.
Portfolio structure is subject to change.

Geographic Summary of Investments
Based on Market Value as a Percent of Total Investments

Alaska	3.4%
Arizona	2.4
California	8.1
Colorado	2.3
Florida	10.8
Georgia	3.9
Hawaii	3.8
Illinois	10.9%
Maryland	1.2
Massachusetts	0.6
Michigan	1.8
Minnesota	1.2
Nevada	2.3
New Hampshire	3.6
New Jersey	2.2%
New Mexico	1.2
New York	11.0
North Carolina	1.2
Ohio	2.4
Pennsylvania	3.5
Puerto Rico	3.6
South Carolina	2.3%
Texas	10.5
Virginia	4.6
Washington	1.2
Wisconsin	1.2
Joint exemptions*	(1.2)
Total	100.0%

*	Joint exemptions have been included in each geographic location.

Call and Cost (Book) Yield Structure
(Based on Long-Term Portfolio) As of April 30, 2006

Years Bonds Callable — Weighted Average Call Protection: 6 Years

Cost (Book) Yield(b) — Weighted Average Book Yield: 5.3%

(a)	May include issues initially callable in previous years.
(b)	Cost or ‘‘book’’ yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 7.3% on 8% of the long-term portfolio that is callable in 2006.
Portfolio structure is subject to change.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust’s performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the ‘‘Lipper Report’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. When a fund underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund’s investment strategy or investment personnel. The Board concluded that the Trust can reasonably be expected to be competitive with that of its performance peer group based on recent action taken or proposed to be taken by the Adviser with respect to the Trust’s investment strategy and/or investment personnel.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable
Investment Strategies

The Board reviewed the advisory and administrative fee (together, the ‘‘management fee’’) rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Trust’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and ‘‘float’’ benefits derived from handling of checks for purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust (‘‘soft dollars’’). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Trust’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Trust and the Adviser

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2006 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Tax-Exempt Municipal Bonds (144.3%)
	General Obligation (18.5%)
$2,000	North Slope Borough, Alaska, Ser 2000 B (MBIA)	0.00%	06/30/11	$1,627,900
1,000	Los Angeles Unified School District, California, Election of 2004 Ser F 2006 (MBIA)	5.00	07/01/30	1,039,980
1,065	Florida, Department of Transportation Ser 2002 A (MBIA)	5.00	07/01/25	1,099,911
2,000	Hawaii, Ser 2001 (FGIC)	5.375	08/01/18	2,124,740
1,500	Chicago Park District, Illinois, Harbor Ser 2003 C (Ambac)	5.00	01/01/24	1,546,230
	Illinois,
1,400	Ser 2000 (MBIA)	5.75	12/01/17	1,502,816
1,300	Ser 2000 (MBIA)	5.75	12/01/18	1,395,472
1,000	Bristol Borough School District, Pennsylvania, Ser 2005 (FSA)	5.25	03/01/31	1,059,370
11,265				11,396,419
	Educational Facilities Revenue (2.5%)
1,000	Broward County Educational Facilities Authority, Florida, Nova Southeastern University Ser 2006 (AGC)	5.00	04/01/31	1,032,760
495	New Hampshire Health & Education Facilities Authority, University of New Hampshire Ser 2001 (Ambac)	5.125	07/01/33	512,132
1,495				1,544,892
	Electric Revenue (14.0%)
1,400	Alaska Industrial Development & Export Authority, Snettisham Hydroelectric 1st Ser (AMT) (Ambac)	5.00	01/01/27	1,414,714
1,000	Arkansas River Power Authority, Colorado, Power Ser 2006 (XLCA)	5.25	10/01/40	1,052,040
1,000	Long Island Power Authority, New York, Ser 2004 A (Ambac)	5.00	09/01/34	1,029,350
	South Carolina Public Service Authority,
1,000	1997 Refg Ser A (MBIA)	5.00	01/01/29	1,021,260
1,000	2006 Ser A (MBIA)	5.00	01/01/36	1,032,860
1,000	Lower Colorado River Authority, Texas, Refg 1997 Ser A (FGIC)	5.00	05/15/25	1,026,920
1,000	Grant County Public Utility District #2, Washington, Wanapum Hydroelectric 2005 Ser A (FGIC)	5.00	01/01/34	1,025,050
1,000	Wisconsin Public Power Inc, Power Supply Ser 2005 A (Ambac)	5.00	07/01/37	1,024,710
8,400				8,626,904

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Hospital Revenue (8.3%)
$1,000	Illinois Finance Authority, Swedish American Hospital Ser 2004 (Ambac)	5.00%		11/15/31	$1,020,190
1,000	Minneapolis Health Care Systems, Minnesota, Fairview 2005 Ser D (Ambac)	5.00		11/15/30	1,029,820
2,000	New York State Dormitory Authority, Memorial Sloan Kettering 2003 Ser I (MBIA)	5.00		07/01/24	2,063,720
1,000	University of North Carolina, Hospitals at Chapel Hill Ser 1999 (Ambac)	5.00		02/15/24	1,032,720
5,000					5,146,450
	Mortgage Revenue – Multi-Family (4.0%)
2,395	New York State Housing Finance Agency, 1996 Ser A Refg (FSA)	6.10		11/01/15	2,447,115
	Mortgage Revenue – Single Family (1.5%)
915	New Jersey Housing Mortgage Finance Authority, Home Buyer Ser 2000 CC (AMT) (MBIA)	5.875		10/01/31	922,384
	Public Facilities Revenue (7.5%)
3,000	Broward County School Board, Florida, Ser 2001 A COPs (FSA)	5.00		07/01/26	3,075,840
1,500	Jacksonville, Florida, Excise Tax Ser 2003 C (AMT) (MBIA)	5.25		10/01/19	1,574,640
4,500					4,650,480
	Recreational Facilities Revenue (7.9%)
1,000	Denver Convention Center Hotel Authority, Colorado, Refg Ser (XLCA) (WI)	5.00		12/01/30	1,030,930
1,000	Miami-Dade County, Florida, Ser 2005 A (MBIA)	0.00	#	10/01/30	695,280
1,000	Baltimore, Maryland, Convention Center Hotel Ser 2006 A (XLCA)	5.25		09/01/39	1,056,750
2,000	Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac)	5.25		12/01/32	2,094,440
5,000					4,877,400
	Tax Allocation Revenue (3.4%)
1,000	Long Beach Bond Finance Authority, California, Downtown North Long Beach Poly High and West Beach 2002 Ser A (Ambac)	5.375		08/01/18	1,074,080
1,000	San Diego Redevelopment Agency, California, Centre City Ser 2004 A (XLCA)	5.00		09/01/23	1,033,340
2,000					2,107,420

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Transportation Facilities Revenue (33.4%)
$2,000	Chicago, Illinois, O'Hare Int'l Airport Passenger Fee Ser 2001 A (AMT) (Ambac)	5.375%		01/01/32	$2,056,800
2,000	Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA)	5.50		01/01/15	2,195,660
500	Massachusetts Turnpike Authority, Metropolitan Highway ROLS RR II R536 (MBIA)	8.116	‡	01/01/37	526,720
1,500	Wayne County, Michigan, Detroit Metropolitan Wayne County Airport Refg Ser 2002 D (AMT) (FGIC)	5.50		12/01/17	1,593,900
2,000	Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (Ambac)	5.375		01/01/40	2,072,920
2,500	New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC)	9.779	‡	11/01/17	2,674,450
	Metropolitan Transportation Authority, New York,
1,000	State Service Contract Refg Ser 2002 A (MBIA)	5.50		01/01/20	1,080,440
2,000	State Service Contract Refg Ser 2002 B (MBIA)	5.50		07/01/20	2,160,880
1,000	Port Authority of New York & New Jersey, Cons 121 Ser (MBIA) ##	5.125		10/15/30	1,027,130
2,000	Southeastern Pennsylvania Transportation Authority, Ser A 1999 (FGIC)	5.25		03/01/18	2,086,040
2,000	Dallas-Forth Worth International Airport, Texas, Refg & Impr Ser 2001 A (AMT) (FGIC)	5.50		11/01/31	2,092,540
1,000	Harris County, Texas, Toll Road Sr Lien Ser 2005 A (FSA)	5.25		08/15/35	1,040,510
19,500					20,607,990
	Water & Sewer Revenue (29.1%)
1,000	Eastern Municipal Water District, California, Water & Sewer Ser 2006 A COPs (MBIA)	5.00		07/01/32	1,029,690
1,000	Los Angeles Department of Water & Power, California, Water 2004 Ser C (MBIA)	5.00		07/01/25	1,037,630
2,000	Miami Beach, Florida, Water & Sewer Ser 2000 (Ambac)	5.75		09/01/25	2,161,600
2,000	Augusta, Georgia, Water & Sewerage Ser 2000 (FSA)	5.25		10/01/22	2,107,440
1,200	Honolulu City and County, Hawaii, Wastewater Jr Ser 1998 (FGIC)	5.25		07/01/17	1,255,740
1,000	Rio Rancho, New Mexico, Water & Wastewater Refg Ser 1999 (Ambac)	5.25		05/15/17	1,036,320
2,000	Austin, Texas, Water & Wastewater Ser 2004 A (Ambac)	5.00		11/15/27	2,059,520
3,000	Houston, Texas, Combined Utility First Lien Refg 2004 Ser A (FGIC)	5.25		05/15/23	3,168,060
4,000	Norfolk, Virginia, Water Ser 1995 (MBIA)	5.875		11/01/20	4,086,520
17,200					17,942,520

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Other Revenue (3.3%)
$2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Asset Backed Ser 2005 A (FGIC)	5.00%		06/01/38	$2,041,660
	Refunded (10.9%)
2,000	Mesa Industrial Development Authority, Arizona, Discovery Health Ser 1999 A (MBIA)	5.875		01/01/10 †	2,156,960
1,250	College Park Business & Industrial Development Authority, Georgia, Civic Center Ser 2000 (Ambac)	5.75		09/01/10 †	1,370,775
3,000	Puerto Rico Infrastructure Financing Authority, 2000 Ser A (ETM)	5.50		10/01/32	3,205,290
6,250					6,733,025
85,920	Total Tax-Exempt Municipal Bonds (Cost $85,463,900)				89,044,659
	Short-Term Tax-Exempt Municipal Obligations (3.9%)
300	Missouri Health & Educational Facilities Authority, Cox Health System Ser 1997 (MBIA) (Demand 05/01/06)	3.77	*	06/01/15	300,000
600	Bell County Health Facilities Development Corporation, Texas, Scott & White Memorial Hospital Ser 2000 B-1 (MBIA) (Demand 05/01/06)	3.81	*	08/15/29	600,000
1,500	Harris County Health Facilities Development Corporation, Texas, Methodist Hospital System Ser 2005 B (Demand 05/01/06)	3.81	*	12/01/32	1,500,000
2,400	Total Short-Term Tax-Exempt Municipal Obligations (Cost $2,400,000)				2,400,000
$88,320	Total Investments (Cost $87,863,900) (a) (b)			148.2%	91,444,659
	Other Assets In Excess of Liabilities			0.5	305,134
	Preferred Shares of Beneficial Interest			(48.7)	(30,061,248)
	Net Assets Applicable to Common Shareholders			100.0%	$61,688,545

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Portfolio of Investments April 30, 2006 (unaudited) continued

Note:	The categories of investments are shown as a percentage of net assets applicable to common shareholders.
AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
ETM	Escrowed to Maturity.
ROLS	Reset Options Long (Illiquid security).
WI	Security purchased on a when-issued basis.
†	Prerefunded to call date shown.
‡	Current coupon rate for inverse floating rate municipal obligation. This rate resets periodically as the auction rate on the related securities changes. Position in inverse floating rate municipal obligations have a total value of $3,201,170 which represents 5.2% of net assets applicable to common shareholders.
#	Currently a zero coupon security, will convert to 5.00% on April 1, 2014.
##	Joint exemption in locations shown.
*	Current coupon of variable rate demand obligation.
(a)	Securities have been designated as collateral in an amount equal to $1,027,130 in connection with the purchase of a when-issued security.
(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,807,486 and the aggregate gross unrealized depreciation is $226,727, resulting in net unrealized appreciation of $3,580,759.
Bond Insurance:
AGC	Assured Guaranty Corporation.
Ambac	Ambac Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
MBIA	Municipal Bond Investors Assurance Corporation.
XLCA	XL Capital Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Financial Statements

Statement of Assets and Liabilities

April 30, 2006 (unaudited)

Assets:
Investments in securities, at value (cost $87,863,900)	$91,444,659
Cash	52,437
Interest receivable	1,388,340
Prepaid expenses and other assets	43,616
Total Assets	92,929,052
Liabilities:
Payable for:
Investments purchased	1,027,130
Investment advisory fee	20,446
Common shares of beneficial interest repurchased	17,725
Administration fee	6,058
Transfer agent fee	2,166
Accrued expenses and other payables	105,734
Total Liabilities	1,179,259
Preferred shares of beneficial interest, (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 600 shares outstanding)	30,061,248
Net Assets Applicable to Common Shareholders	$61,688,545
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 4,145,295 shares outstanding)	$57,365,741
Net unrealized appreciation	3,580,759
Accumulated undistributed net investment income	299,779
Accumulated undistributed net realized gain	442,266
Net Assets Applicable to Common Shareholders	$61,688,545
Net Asset Value Per Common Share
($61,688,545 divided by 4,145,295 common shares outstanding)	$14.88

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Financial Statements continued

Statement of Operations

For the six months ended April 30, 2006 (unaudited)

Net Investment Income:
Interest Income	$2,306,742
Expenses
Investment advisory fee	125,171
Auction commission fees	74,380
Administration fee	37,088
Professional fees	36,872
Registration fees	9,292
Shareholder reports and notices	7,854
Transfer agent fees and expenses	5,764
Trustees' fees and expenses	4,097
Auction agent fees	3,987
Custodian fees	2,520
Other	13,710
Total Expenses	320,735
Less: expense offset	(1,956)
Net Expenses	318,779
Net Investment Income	1,987,963
Net Realized and Unrealized Gain (Loss):
Net realized gain	442,272
Net change in unrealized appreciation	(1,135,820)
Net Loss	(693,548)
Dividends to preferred shareholders from net investment income	(433,128)
Net Increase	$861,287

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED APRIL 30, 2006	FOR THE YEAR ENDED OCTOBER 31, 2005
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,987,963	$4,160,190
Net realized gain	442,272	1,132,835
Net change in unrealized appreciation/depreciation	(1,135,820)	(2,859,710)
Dividends to preferred shareholders from net investment income	(433,128)	(759,312)
Net Increase	861,287	1,674,003
Dividends and Distributions to Common Shareholders from:
Net investment income	(1,508,813)	(3,362,068)
Net realized gain	(1,326,912)	(412,123)
Total Dividends and Distributions	(2,835,725)	(3,774,191)
Decrease from transactions in common shares of beneficial interest	(1,101,784)	(2,905,075)
Net Decrease	(3,076,222)	(5,005,263)
Net Assets Applicable to Common Shareholders:
Beginning of period	64,764,767	69,770,030
End of Period
(Including accumulated undistributed net investment income of $299,779 and $253,757, respectively)	$61,688,545	$64,764,767

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2006 (unaudited)

1.   Organization and Accounting Policies

Morgan Stanley Insured Municipal Bond Trust (the ‘‘Trust’’) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2006 (unaudited) continued

D.   Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s weekly net assets including preferred shares.

3.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2006, aggregated $7,858,400 and $10,881,681, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2006, included in Trustees' fees and expenses in the Statement of Operations amounted to $3,530. At April 30, 2006, the Trust had an accrued pension liability of $60,116 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2006 (unaudited) continued

the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4.   Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Auction Rate Preferred Shares (‘‘preferred shares’’) which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

SHARES*	AMOUNT IN THOUSANDS*	RATE*	RESET DATE	RANGE OF DIVIDEND RATES**
600	$30,000	2.45%	07/06/06	2.45%

*	As of April 30, 2006.
**	For the six months ended April 30, 2006.

Subsequent to April 30, 2006 and up through June 2, 2006, the Trust paid dividends at a rate of 2.45% in the aggregate amount of $122,496.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5.   Expense Offset

The expense offset represents a reduction of custodian and transfer agent fees and expenses for earnings on cash balances maintained by the Trust.

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2006 (unaudited) continued

6.   Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	SHARES	PAR VALUE	CAPITAL PAID IN EXCESS OF PAR VALUE
Balance, October 31, 2004	4,431,820	$44,319	$61,340,914
Treasury shares purchased and retired (weighted average discount 9.84%)*	(206,525)	(2,065)	(2,903,010)
Reclassification due to permanent book/tax differences	—	—	(12,633)
Balance, October 31, 2005	4,225,295	42,254	58,425,271
Treasury shares purchased and retired (weighted average discount 8.65%)*	(80,000)	(800)	(1,100,984)
Balance, April 30, 2006	4,145,295	$41,454	$57,324,287

*	The Trustees have voted to retire the shares purchased.

7.   Dividends to Common Shareholders

On March 28, 2006, the Trust declared the following dividends from net investment income:

AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
$0.06	May 5, 2006	May 19, 2006
$0.06	June 9, 2006	June 23, 2006

8.   Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (‘‘futures contracts’’).

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Insured Municipal Bond Trust

Notes to Financial Statements April 30, 2006 (unaudited) continued

9.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2005, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and dividend payable.

Morgan Stanley Insured Municipal Bond Trust

Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED APRIL 30, 2006		FOR THE YEAR ENDED OCTOBER 31,
			2005		2004	2003		2002		2001
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$15.33		$15.74		$15.84	$15.90		$15.70		$14.56
Income (loss) from investment operations:
Net investment income*	0.47		0.96		0.95	1.00		1.03		1.07
Net realized and unrealized gain (loss)	(0.17)		(0.40)		0.04	0.21		0.28		1.06
Common share equivalent of dividends paid to preferred shareholders*	(0.10)		(0.17)		(0.16)	(0.16)		(0.18)		(0.25)
Total income from investment operations	0.20		0.39		0.83	1.05		1.13		1.88
Less dividends and distributions from:
Net investment income	(0.36)		(0.78)		(0.87)	(0.90)		(0.82)		(0.78)
Net realized gain	(0.31)		(0.09)		(0.10)	(0.23)		(0.14)		—
Total dividends and distributions	(0.67)		(0.87)		(0.97)	(1.13)		(0.96)		(0.78)
Anti-dilutive effect of acquiring treasury shares*	0.02		0.07		0.04	0.02		0.03		0.04
Net asset value, end of period	$14.88		$15.33		$15.74	$15.84		$15.90		$15.70
Market value, end of period	$13.70		$13.74		$14.26	$14.50		$14.31		$14.29
Total Return†	4.70	%(1)	2.48%		5.22%	9.27%		7.01%		15.19%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.02	%(2)(3)	1.02	%(3)	0.96%	0.98	%(4)	0.94	%(4)	0.93	%(4)
Net investment income before preferred stock dividends	6.32	% (2)	6.15%		6.16%	6.27%		6.66%		7.00%
Preferred stock dividends	1.38	%(2)	1.12%		1.01%	1.02%		1.16%		1.65%
Net investment income available to common shareholders	4.94	%(2)	5.03%		5.15%	5.25%		5.50%		5.35%
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$61,689		$64,765		$69,770	$71,941		$73,736		$74,599
Asset coverage on preferred shares at end of period	309%		315%		332%	339%		345%		348%
Portfolio turnover rate	9	%(1)	19%		22%	7%		16%		16%

*	The per share amounts were computed using an average number of common shares outstanding during the period.
†	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)	Not annualized.
(2)	Annualized.
(3)	Does not reflect the effect of expense offset of 0.01%.
(4)	Does not reflect the effect of expense offset of 0.03%.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Bond Trust

Revised Investment Policy

On August 24, 2005, the Trustees of Morgan Stanley Insured Municipal Bond Trust (the ‘‘Trust’’) approved a change to the Trust's investment policy with respect to inverse floating rate municipal obligations whereby the Trust now would be permitted to invest up to 15% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Trust will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e. , they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

© 2006 Morgan Stanley

IMBRPT-37931RPT-RA06-00482P-YO4/06	MORGAN STANLEY FUNDS
Morgan Stanley Insured Municipal Bond Trust Semiannual Report April 30, 2006

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31,
2005.

Item 9. Closed-End Fund Repurchases

                                       REGISTRANT PURCHASE OF EQUITY SECURITIES
-------------------------------------------------------------------------------------------------------------

Period                        (a) Total       (b) Average Price    (c) Total Number of   (d) Maximum Number
                              Number of       Paid per Share (or   Shares (or Units)     (or Approximate
                              Shares (or      Unit)                Purchased as Part     Dollar Value) of
                              Units)                               of Publicly           Shares (or Units)
                              Purchased                            Announced Plans or    that May Yet Be
                                                                   Programs              Purchased Under
                                                                                         the Plans or
                                                                                         Programs
-------------------------------------------------------------------------------------------------------------
November 1, 2005
November 30, 2005             8,400           $13.6693                     N/A                   N/A
-------------------------------------------------------------------------------------------------------------
December 1, 2005 --
December 31, 2005             14,300          $13.4969                     N/A                   N/A
-------------------------------------------------------------------------------------------------------------
January 1, 2006 --
January 31, 2006              21,300          $13.7954                     N/A                   N/A
-------------------------------------------------------------------------------------------------------------
February 1, 2006 --
February 28, 2006             12,700          $13.9258                     N/A                   N/A
-------------------------------------------------------------------------------------------------------------
March 1, 2006 --
March 31, 2006                11,600          $13.9083                     N/A                   N/A
-------------------------------------------------------------------------------------------------------------
April 1, 2006 --
April 30, 2006                11,700          $13.7332                     N/A                   N/A
-------------------------------------------------------------------------------------------------------------
Total                         80,000          $13.7548                     N/A                   N/A
-------------------------------------------------------------------------------------------------------------

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

                                       2

(b) There were no changes in the registrant's internal control over financial reporting that
occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insured Municipal Bond Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 20, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 20, 2006

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 20, 2006

                                       4

                                                                   EXHIBIT 12 B1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Ronald E. Robison, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley Insured
     Municipal Bond Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                       5

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 20, 2006
                                              /s/ Ronald E. Robison
                                              Ronald E. Robison
                                              Principal Executive Officer

                                       6

                                                                   EXHIBIT 12 B2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Francis Smith, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley Insured
     Municipal Bond Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                       7

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 20, 2006
                                              /s/ Francis Smith
                                              Francis Smith
                                              Principal Financial  Officer

                                       8

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Insured Municipal Bond Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2006 that is accompanied by this certification, the undersigned hereby certifies that:

1.       The Report fully complies with the requirements of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 20, 2006                           /s/ Ronald E. Robison
                                              ---------------------------
                                              Ronald E. Robison
                                              Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Insured Municipal Bond Trust and will be retained by
Morgan Stanley Insured Municipal Bond Trust and furnished to the Securities and
Exchange Commission or its staff upon request.

                                       9

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Insured Municipal Bond Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2006 that is accompanied by this certification, the undersigned hereby certifies that:

1.       The Report fully complies with the requirements of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 20, 2006                           /s/ Francis Smith
                                              ----------------------
                                              Francis Smith
                                              Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Insured Municipal Bond Trust and will be retained by
Morgan Stanley Insured Municipal Bond Trust and furnished to the Securities and
Exchange Commission or its staff upon request.

                                       10